SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.)

     Filed by the Registrant |X|

     Filed by a Party other than the Registrant |_|

     Check the appropriate box:
     |_| Preliminary Proxy Statement

                                |_| Confidential, for Use of the Commission Only
                                    (as permitted by Rule 14a-6(e)(2))

     |X| Definitive Proxy Statement
     |_| Definitive Additional Materials
     |_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Senesco Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     |X| No fee required.
     |_|Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------
     |_| Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                           SENESCO TECHNOLOGIES, INC.
                               34 Chambers Street
                           Princeton, New Jersey 08542



To Our Stockholders:

     You are most cordially invited to attend the 2000 Annual Meeting of Stockholders of Senesco Technologies, Inc. at 10:00 A.M., local time, on November 30, 2000, at The Nassau Inn at 10 Palmer Square, Princeton, New Jersey 08542.

     The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

     It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by either signing, dating and returning your proxy card in the enclosed envelope, which requires no postage if mailed in the United States, or vote via the Internet as provided on your proxy card, each as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

     Thank you for your continued support.


                                            Sincerely,



                                            /s/ Ruedi Stalder
                                            ----------------------------
                                            Ruedi Stalder
                                            Chairman and Chief Executive Officer

                           SENESCO TECHNOLOGIES, INC.
                               34 Chambers Street
                           Princeton, New Jersey 08542

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held November 30, 2000

     The Annual Meeting of Stockholders (the "Meeting") of Senesco Technologies, Inc., a Delaware corporation (the "Company"), will be held at The Nassau Inn at 10 Palmer Square, Princeton, New Jersey 08542 on November 30, 2000, at 10:00 A.M., local time, for the following purposes:

(1) To elect five directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

(2) To ratify the appointment of Goldstein Golub Kessler LLP as independent auditors for the year ending June 30, 2001; and

(3) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     Holders of the Company's common stock, $.01 par value, of record at the close of business on October 16, 2000 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at the Company's principal executive offices at 34 Chambers Street, Princeton, New Jersey 08542 for a period of 10 days prior to the Meeting and at The Nassau Inn on the day of the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED RETURN ENVELOPE OR VIA THE INTERNET. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                            By Order of the Board of Directors


                                            /s/ Sascha P. Fedyszyn
                                            ----------------------
                                            Sascha P. Fedyszyn
                                            Secretary

Princeton, New Jersey
November 3, 2000

The Company's 2000 Annual Report accompanies the Proxy Statement.

                           SENESCO TECHNOLOGIES, INC.
                               34 Chambers Street
                           Princeton, New Jersey 08542

                                 PROXY STATEMENT

--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Senesco Technologies, Inc., a Delaware corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on November 30, 2000 (the "Meeting"), at The Nassau Inn at 10:00 A.M., local time, and at any adjournment or adjournments thereof. Holders of record of the Company's common stock, $0.01 par value (the "Common Stock"), as of the close of business on October 16, 2000 will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 7,872,626 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on any matter presented at the Meeting.

     If proxies in the accompanying form are properly executed and returned, the shares of Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted (i) FOR the election of the five nominees named below as directors, (ii) FOR the ratification of the appointment of Goldstein Golub Kessler LLP, as independent auditors for the year ending June 30, 2001, and
(iii) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

     The presence, in person or by proxy, of holders of shares of Common Stock having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. The affirmative vote by the holders of a plurality of the shares of Common Stock represented at the Meeting is required for the election of directors, provided a quorum is present in person or by proxy. Provided a quorum is present in person or by proxy, all actions proposed herein, other than the election of directors, may be taken upon the affirmative vote of stockholders possessing a majority of the voting power represented at the Meeting.

     Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

     This Proxy Statement, together with the related proxy card, is being mailed to the stockholders of the Company on or about November 3, 2000. The Annual Report to Stockholders of the Company for the fiscal year ended June 30, 2000 ("Fiscal 2000"), including financial statements (the "Annual Report"), is being mailed together with this Proxy Statement to all stockholders of record as of October 16, 2000. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company's expense, with additional copies of the Annual Report so that such record holders could supply such materials to beneficial owners as of October 16, 2000.

     Stockholders may vote either by mailing the enclosed proxy card or via the internet. Specific instructions to be followed by any registered stockholder interested in voting via the internet are set forth on the enclosed proxy card. The internet voting procedures are designed to authenticate the stockholder's identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. The Company's website for internet voting is www.voteproxy.com. If your shares are registered in the name of a bank or brokerage firm, you still may be eligible to vote your shares electronically over the internet. Please contact your bank or brokerage firm for additional information regarding internet voting if your shares are registered in the name of such bank or brokerage firm.

                               FORWARD STOCK SPLIT

     On September 29, 1999, the Board of Directors of the Company approved and declared a 2-for-1 forward stock split (the "Stock Split"). Stockholders of record as of the close of business on October 8, 1999 received one (1) additional share of the Company's Common Stock for every one (1) share of Common Stock held on that date. The Stock Split became effective on the NASD OTC Bulletin Board on October 25, 1999.

                                 REINCORPORATION

     On September 30, 1999, the Board of Directors of the Company approved the reincorporation of the Company solely for the purpose of changing its state of incorporation from the state of Idaho to the state of Delaware. In order to facilitate such reincorporation, the Company, on September 30, 1999, merged with and into Senesco Technologies, Inc., a Delaware Corporation (the "Reincorporation"). Stockholder approval for the Reincorporation was obtained at the January 21, 1999 Special Meeting of Stockholders.

                              ELECTION OF DIRECTORS

     On January 21, 1999, the By-laws of the Company were amended by vote of the stockholders to divide the Board of Directors of the Company into two classes:
(i) Class A consisting of four directors each of whom were elected to a one-year term; and (ii) Class B consisting of one director who was elected to a two-year term. On October 2, 2000, the Board of Directors, by unanimous written consent, amended the By-laws of the Company (the "Amended By-laws") to declassify the Board of Directors. The Amended By-laws eliminated the Class A and Class B distinction between members of the Board of Directors, however, the total number of directors constituting the entire Board of Directors of the Company remains unchanged at five. Pursuant to the Amended By-laws, all five directors are of a single class and have a one-year term.

     At the Meeting, five directors are to be elected (which number shall constitute the entire Board of Directors of the Company) to hold office until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified.

     Unless otherwise specified in the proxy, it is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby for the election as directors, each of the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are at present directors of the Company. In the event any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

     The current members of the Board of Directors and nominees for election to the Board are as follows:

                                  Served as a     Position with
     Name                  Age   Director Since   The Company
     ----                  ---   --------------   -----------

     Ruedi Stalder          59       1999         Chairman of the Board, Chief
                                                  Executive Officer and Director

     Steven Katz            52       1999         President, Chief Operating
                                                  Officer and Director

     Philip O. Escaravage   24       1999         Vice Chairman of the Board

     Christopher Forbes     49       1999         Director

     Thomas C. Quick        45       1999         Director

     The principal occupations and business experience, for at least the past five years, of each director and nominee is as follows:

     Ruedi Stalder, a director of the Company, was appointed as Chairman and Chief Executive Officer of the Company on January 10, 2000. Mr. Stalder is a former member of the Executive Board of Credit Suisse First Boston and former Chief Executive Officer of the Americas Region of Credit Suisse Private Banking. Mr. Stalder joined Credit Suisse in 1980 as a founding member and Deputy Head of the Multinational Services Group. In 1986, he became Executive Vice President. He was named to Credit Suisse's Executive Board in 1989. In 1990, he became Head of the Commercial Banking Division and a Member of the Executive Committee. From 1991 to 1995, Mr. Stalder was Chief Financial Officer and a Member of the Executive Board of Credit Suisse First Boston. He became head of Credit Suisse Private Banking in 1995 and retired in 1998. Prior to moving to the United States, Mr. Stalder was a member of the Board of Directors for several Swiss subsidiaries of major corporations including AEG, Bayer, BTR, Hoechst, Saint Gobain, Solvay and Sony. He is a fellow of the World Economic Forum. Mr. Stalder received a diploma in advanced finance management from the International Management Development Institute in Lausanne, Switzerland in 1976. He also completed the International Senior Managers Program at Harvard University in 1985.

     Steven Katz, a director of the Company, was appointed as the President and Chief Operating Officer of the Company on January 10, 2000. Since 1981, Mr. Katz has been the President of Steven Katz and Associates, Inc., a management consulting firm specializing in strategic planning, corporate development, new product planning, technology licensing, and structuring and securing various forms of financing. Since July 1998, Mr. Katz has served as a consultant to the Company and its wholly-owned subsidiary, Senesco, Inc., a New Jersey corporation ("Senesco"). From 1983 to 1984, he was the co-founder and Executive Vice President of S.K.Y. Polymers, Inc., a bio-materials company. Prior to S.K.Y. Polymers, Inc., Mr. Katz was Vice President and General Manager of a non-banking division of Citicorp, N.A. From 1976 to 1980, Mr. Katz held various senior management positions at National Patent Development Corporation, including President of three subsidiaries. Prior positions were with Revlon, Inc. (1975) and Price Waterhouse & Co. (1969 to 1974). Mr. Katz received a Bachelor of Business Administration degree in Accounting from the City College of New York in 1969. He is presently a member of the Board of Directors of USA Technologies, Inc., a publicly-held corporation, and several other private companies.

     Phillip O. Escaravage, a director of the Company, was the founder and President of Senesco, LLC, a New Jersey limited liability company and the predecessor entity to Senesco since June 1998. Upon Senesco's merger with and into the Company in January 1999, Mr. Escaravage became the Company's Chairman and Chief Operating Officer. In October 1999, Mr. Escaravage was appointed the Chairman, Chief Executive Officer and President of the Company. On January 10, 2000, Mr. Escaravage resigned as Chairman, Chief Executive Officer and President of the Company and was appointed Vice Chairman of the Company's Board of Directors. Since June 1997, Mr. Escaravage is also the founder and President of Escaravage Biological Industries, Inc., an entity engaged in the business of making investments in early stage biotechnology companies. Mr. Escaravage received a Bachelor of Arts degree in Economics from Princeton University in 1997. Mr. Escaravage is the son-in-law of Christopher Forbes, a director of the Company.

     Christopher Forbes, a director of the Company, is Vice Chairman of Forbes, Inc., which publishes Forbes Magazine, a leading business publication. He is responsible for Forbes' advertising and promotion departments. From 1981 to 1989, Mr. Forbes was Corporate Secretary at Forbes. Prior to 1981, he held the position of Vice President and Associate Publisher. Mr. Forbes has been a director of Forbes, Inc. since 1977. Mr. Forbes sits on the Boards of The New York Historical Society, The Newark Museum, The Business Committee for the Arts, The Brooklyn Museum, The Friends of New Jersey State Museum, The New York Academy of Art, The Victorian Society in America, The Princess Margarita Foundation and the Prince Wales Foundation. He is also a member of the Board of Advisors of The Princeton University Art Museum, a National Trustee of the Baltimore Museum of Art, and serves on the Advisory Committee of the Department of European Decorative Arts of the Museum of Fine Arts in Boston. In 1987, he was appointed to the Board of Regents of the Cathedral of St. John The Divine in New York

City. Mr. Forbes received a Bachelor of Arts degree in Art History from Princeton University in 1972. In 1986, he was awarded the honorary degree of Doctor of Humane Letters by New Hampshire College. Mr. Forbes is the father-in-law of Phillip O. Escaravage, a director of the Company.

     Thomas C. Quick, a director of the Company, is President, Chief Operating Officer and a director of Quick & Reilly/ Fleet Securities, Inc., successor to The Quick & Reilly Group, Inc. ("Quick & Reilly"), a holding company for four major financial services businesses. Mr. Quick has held this position since 1996. From 1985 to 1996, he was President of Quick & Reilly, Inc., a Quick & Reilly subsidiary and a national discount brokerage firm. Mr. Quick serves as a trustee for the Securities Industry Foundation for Economic Education. He is also a member of the Board of Directors of Best Buddies, a member of the Board of Trustees, the Investment Advisory Board and the Endowment Committee for the St. Jude Children's Hospital. He is a trustee and treasurer of the National Corporate Theater Fund, the United World Colleges and the Alcoholism Council of New York, and a Trustee of Fairfield University. A graduate of Fairfield University, Mr. Quick joined the Board of Directors of Fleet in January 1998 in connection with the acquisition of Quick & Reilly.

     The Board of Directors recommends that Stockholders vote FOR each of the nominees for the Board of Directors.

COMMITTEES AND MEETINGS OF THE BOARD

     The Board of Directors held two (2) meetings in Fiscal 2000. During this period, each member of the Board of Directors attended or participated in at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which such person has been a Director) and
(ii) the total number of meetings held by all Committees of the Board on which each such Director served (during the periods such Director served). Furthermore, the Board of Directors often acted by unanimous written consent during Fiscal 2000. The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee.

     Audit  Committee.  The Audit  Committee was  established  in July 1999. The
     ----------------
Audit Committee's responsibilities include: (i) evaluating and recommending to the Board of Directors the engagement of the Company's independent auditors;
(ii) reviewing and reporting on the results of their audit findings; (iii) reviewing the Company's periodic reports filed with the Securities and Exchange Commission; and (iv) monitoring on a periodic basis the internal controls of the Company. The Audit Committee is currently comprised of Messrs. Christopher Forbes and Thomas C. Quick. From July 1, 1999 to January 7, 2000, the Audit Committee consisted of Messrs. Forbes, Katz and Stalder. The Audit Committee held one meeting during Fiscal 2000.

     Compensation Committee.  The Compensation Committee was established in July
     ----------------------
1999. The Compensation Committee makes recommendations concerning salaries and incentive compensation for management and employees of the Company. The Compensation Committee currently consists of Messrs. Christopher Forbes and Thomas C. Quick. From July 1, 1999 to January 7, 2000, the Compensation
Committee consisted of Messrs. Katz, Quick and Stalder. The Compensation Committee held one meeting during Fiscal 2000.

COMPENSATION OF DIRECTORS

     In September 1999, the Company granted each member of the Board of Directors, both employee members and non-employee members, options to purchase shares of the Company's Common Stock (the "Options"), on a post-Stock Split basis, as follows: (i) 40,000 Options to Phillip O. Escaravage at an exercise price equal to $3.85 per share, with one-half of the Options vesting on September 7, 1999 and one-half of the Options vesting on June 30, 2000; and (ii) 40,000 Options to each of Messrs. Forbes, Quick, Stalder and Katz at an exercise price equal to $3.50 per share, with one-half of the Options vesting on September 7, 1999 and one-half of the Options vesting on June 30, 2000. Steven Katz, a member of the Board, has received compensation for providing management consulting services. See "Certain Relationships and Related Transactions."

SCIENTIFIC ADVISORY BOARD

     The Company's Scientific Advisory Board is made up of prominent leaders in the field of transgenic plants. A. Carl Leopold, Ph.D. serves as Chairman of the Scientific Advisory Board. He is currently a member and a W.H. Crocker Scientist Emeritus of the Boyce Thompson Institute for Plant Research at Cornell University. Dr. Leopold has held numerous academic appointments and memberships, including staff member of the Science and Technology Policy Office during the Nixon and Ford Administrations, and positions with the National Science
Foundation and the National Aeronautics and Space Administration. Alan B. Bennett, Ph.D., and William R. Woodson, Ph.D. are the other members of the Scientific Advisory Board. Dr. Bennett is the Associate Dean of the College of Agricultural and Environmental Sciences at the University of California, Davis. His research interests include: the molecular biology of tomato fruit development and ripening; the molecular basis of membrane transport; and cell wall disassembly. Dr. Woodson is the Associate Dean of Agriculture and Director of Agricultural Research Programs at Purdue University. He has been a visiting professor at many universities worldwide including the John Innis Institute in England and the Weizmann Institute of Science in Israel. Dr. Woodson has extensive knowledge in the field of horticultural science and serves on numerous international and national committees and professional societies.

COMPENSATION OF THE SCIENTIFIC ADVISORY BOARD

     During the fiscal year ended June 30, 2000, each member of the Company's Scientific Advisory Board received $2,500 per quarter as compensation for serving the Company in such capacity. In addition, Dr. Bennett, a member of the Scientific Advisory Board, has received compensation as a consultant experienced in the transgenic plant industry. See "Certain Relationships and Related Transactions."

     In September 1999, the Company granted each member of the Scientific Advisory Board options to purchase 10,000 shares of the Company's Common Stock, on a post-Stock Split basis, at an exercise price of $3.50 per share, vesting upon the completion of a one year term on January 31, 2000.

                               EXECUTIVE OFFICERS

     The  following  table  identifies  the  current  executive  officers of the
Company:

                                                    Capacities in                               In Current
Name                                        Age     Which Served                                Position Since
----                                        ---     -------------                               --------------
Ruedi Stalder(1).......................      59     Chairman and Chief Executive Officer         January 2000

Steven Katz (2)........................      52     President and Chief Operating Officer        January 2000

John E. Thompson, Ph.D.(3) ............      59     Executive Vice President of Research         October 1999
                                                    and Development (President and Chief
                                                    Executive Officer from February 1999
                                                    until September 1999)

Sascha P. Fedyszyn (4).................      25     Vice President of Corporate                  January 1999
                                                    Development and Secretary (Secretary
                                                    since January 2000)

Richard J. Sirkin (5)..................      46     Chief Financial Officer and Treasurer        February 2000

(1) Upon the resignation of Phillip O. Escaravage as the Company's Chairman, President and Chief Executive Officer on January 10, 2000, Mr. Stalder was duly appointed by the Company's Board of Directors as the Chairman and Chief Executive Officer of the Company.

(2) Upon the resignation of Phillip O. Escaravage as the Company's Chairman, President and Chief Executive Officer on January 10, 2000, Mr. Katz was duly appointed by the Company's Board of Directors as the President and Chief Operating Officer of the Company.

(3) Dr. Thompson was appointed the Company's President and Chief Executive Officer in February 1999, and he continued in that capacity until September 1999 when, upon consummation of the Reincorporation, he was appointed Executive Vice President of Research and Development. Dr. Thompson is the inventor of the technology that is being developed by the Company. Since July 1990, Dr Thompson has been the Dean of Science at the University of Waterloo in Waterloo, Ontario, Canada. Dr. Thompson has a Ph.D. in Biology from the University of Alberta, Edmonton, and he is a Fellow of the Royal Society of Canada. Dr. Thompson is also the recipient of a Lady Davis Visiting Fellowship, the Sigma Xi Award for Excellence in Research, the CSPP Gold Medal, and the Technion Visiting Fellowship.

(4) Mr. Fedyszyn became the Company's Vice President of Corporate Development in January 1999 and was appointed Secretary of the Company in January 2000. Mr. Fedyszyn has been the Vice President of Senesco since its inception in June 1998. Since October 1997, he is also Vice President of Escaravage Biological Industries, Inc. Mr. Fedyszyn was also a Research Associate at the Logistics Management Institute from May 1995 to September 1995. Mr. Fedyszyn received a Bachelor of Arts degree from Princeton University in Biology in June 1997.

(5) Mr. Sirkin was appointed Chief Financial Officer of the Company in February 2000. From April 1993 until February 2000, Mr. Sirkin was the Controller of Dera Ventures, Inc., a high technology company in the telecommunications industry. Prior to that, Mr. Sirkin was Controller of the Telmar Group of Companies from 1986 until 1993. He also held the position of Assistant Controller at Leber Katz Partners from 1984 until 1986, and was the Accounting Manager at the NPS Group of Companies from 1979 until 1984. Mr. Sirkin received his Bachelor of Science in Accounting from Northeastern University.

     None of the Company's current executive officers is related to any other executive officer or to any director of the Company. Phillip O. Escaravage resigned as the Company's Chairman, President and Chief Executive Officer on January 10, 2000, and he is the son-in-law of Christopher Forbes, a nominee for director. Executive officers of the Company are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

                             EXECUTIVE COMPENSATION

     SUMMARY OF COMPENSATION IN FISCAL 2000 AND 1999

          The following Summary Compensation Table sets forth information concerning compensation during Fiscal 2000 and the year ended June 30, 1999 ("Fiscal 1999") for services in all capacities awarded to, earned by or paid to each person who served as the Company's Chief Executive Officer and each (i) current executive officer of the Company, or (ii) former executive officer of the Company who served in such capacity during Fiscal 2000, whose aggregate cash compensation exceeded $100,000 (collectively, the "Named Executives").


                           SUMMARY COMPENSATION TABLE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Long-Term
                                                                      Annual                      Compensation
------------------------------------------------------------------------------------------------------------------------------------
                                                                   Compensation                      Awards
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                   Securities
                                                                                Other Annual       Underlying        All Other
       Name and Principal Position           Year        Salary       Bonus     Compensation        Options         Compensation
                                                          ($)          ($)           ($)              (#)               ($)
                   (a)                        (b)         (c)          (d)           (e)              (g)               (i)
------------------------------------------------------------------------------------------------------------------------------------

Ruedi Stalder(1).........................    2000          --           --        30,000(2)        40,000(3)             --
     Chairman and Chief Executive Officer

                                                           --           --           --                --                --
                                             1999
------------------------------------------------------------------------------------------------------------------------------------
Steven Katz (4)...........................   2000          --           --           --            40,000(5)         238,995(6)
     President and Chief Operating Officer

                                             1999          --           --           --                --            177,151(6)
------------------------------------------------------------------------------------------------------------------------------------

Phillip O. Escaravage(7)..................   2000        75,000         --           --            40,000(8)             --
     Vice Chairman

                                             1999        37,788         --           --                --                --
------------------------------------------------------------------------------------------------------------------------------------

John E. Thompson, Ph.D....................   2000          --           --           --              40,000          36,000(9)
     Executive Vice-President of Research
     and Development
                                             1999          --           --           --                --             6,000(9)
------------------------------------------------------------------------------------------------------------------------------------
Sascha P. Fedyszyn(10)....................   2000        55,000         --           --              30,000              --
     Vice President of Corporate
     Development and Secretary
                                             1999        29,577         --           --                --                --
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Sirkin(11).....................   2000        32,885         --           --              25,000              --
     Chief Financial Officer and Treasurer

                                             1999          --           --           --                --                --
------------------------------------------------------------------------------------------------------------------------------------


     (1) Upon the resignation of Phillip O. Escaravage as the Company's Chairman, President and Chief Executive Officer on January 10, 2000, Mr. Stalder was duly appointed by the Company's Board of Directors as the Chairman and Chief Executive Officer of the Company.

     (2) The Company has accrued $30,000 for services provided by Mr. Stalder during Fiscal 2000.

     (3) Options were granted on September 7, 1999 for services performed by Mr. Stalder in his capacity as a director of the Company.

     (4) Upon the resignation of Phillip O. Escaravage as the Company's Chairman, President and Chief Executive Officer on January 10, 2000, Mr. Katz was duly appointed by the Company's Board of Directors as the President and Chief Operating Officer of the Company.

     (5) Options were granted on September 7, 1999 for services performed by Mr. Katz in his capacity as a director of the Company.

     (6) Mr. Katz received $177,151 and $238,995 pursuant to an informal arrangement with the Company to perform consulting services for the Company in Fiscal 1999 and Fiscal 2000, respectively.

     (7) On January 10, 2000, Mr. Escaravage resigned as Chief Executive Officer, President and Treasurer of the Company and was duly appointed by the Company's Board of Directors as Vice Chairman of the Board of Directors.

     (8) Options were granted on September 7, 1999 for services performed by Mr. Escaravage in his capacity as a director of the Company.

     (9) Dr. Thompson received $6,000 and $36,000 for consulting services provided to the Company in Fiscal 1999 and Fiscal 2000, respectively.

     (10) Mr. Fedyszyn was appointed Secretary of the Company in January 2000.

     (11) Mr. Sirkin was appointed Chief Financial Officer and Treasurer of the Company in February 2000.

OPTION GRANTS IN FISCAL 2000

     The following table sets forth information concerning individual grants of stock options made pursuant to the 1998 Stock Plan during Fiscal 2000 to each of the Named Executives and its Chief Executive Officer. The Company has never granted any stock appreciation rights.

                        OPTION GRANTS IN LAST FISCAL YEAR

----------------------------------------------------------------------------------------------------------------------
                                                  Individual Grants
----------------------------------------------------------------------------------------------------------------------
                                                Number of        Percent of
                                                Securities      Total Options
                                                Underlying       Granted to
                                                 Options        Employees in     Exercise or
                                                 Granted         Fiscal Year      Base Price
                   Name                            (#)               (%)            ($/Sh)         Expiration Date
                    (a)                            (b)(1)            (c)(1)          (d)                 (e)
----------------------------------------------------------------------------------------------------------------------

Ruedi Stalder............................         40,000(2) (5)       9.3             3.50        September 7, 2009

Phillip O. Escaravage....................         40,000(2) (5)       9.3             3.85        September 7, 2004

Steven Katz..............................         40,000(2) (5)       9.3             3.50        September 7, 2009

John E. Thompson, Ph.D...................         40,000(2)           9.3             3.85        September 7, 2004

Sascha P. Fedyszyn.......................         30,000(3)           6.9             3.50        September 7, 2009

Richard J. Sirkin........................         25,000(4)           5.8             3.375       February 14, 2010

----------------------------------------------------------------------------------------------------------------------

-----------

(1) An aggregate of 432,000 options were granted pursuant to and in accordance with the Company's 1998 Stock Incentive Plan during Fiscal 2000. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution.

(2) Options were granted on September 7, 1999. Fifty percent of such options became exercisable on September 7, 1999 and 50% of such options became exercisable on June 30, 2000.

(3) Options were granted on September 7, 1999. One third of such options were exercisable on the date of grant and one-third of such options are exercisable on each of the first and second anniversaries of the date of grant.

(4) Options were granted on February 14, 2000. One-sixth of such options became exercisable on the date of grant, one-sixth on the six month anniversary of the date of grant, and one-third on each of the first and second anniversaries of the date of grant.

(5)  Received such options in capacity as a director of the Company.

AGGREGATED OPTION EXERCISES IN FISCAL 2000 AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information concerning each exercise of options during Fiscal 2000 by each of the Named Executives and the Chief Executive Officer and the fiscal year-end value of unexercised in-the-money options.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES
--------------------------------------------------------------------------------------------------------------------------
                                                                                       Number of             Value of
                                                                                      Securities           Unexercised
                                                                                      Underlying           In-the-Money
                                                                                      Unexercised           Options at
                                                                                      Options at              Fiscal
                                             Shares                                 Fiscal Year-End          Year-End
                                          Acquired on              Value                  (#)                ($) (1)
                                            Exercise              Realized           Exercisable/          Exercisable/
                Name                          (#)                   ($)              Unexercisable        Unexercisable
                (a)                           (b)                   (c)                   (d)                  (e)
--------------------------------------------------------------------------------------------------------------------------
Ruedi Stalder...................               --                    --                 40,000/0               $0/$0
Phillip O. Escaravage...........               --                    --                 40,000/0               $0/$0
Steven Katz.....................               --                    --                 40,000/0               $0/$0
John E. Thompson, Ph.D..........               --                    --                 40,000/0               $0/$0
Sascha P. Fedyszyn..............               --                    --              20,000/10,000             $0/$0
Richard J. Sirkin...............               --                    --               8,334/16,666             $0/$0
--------------------------------------------------------------------------------------------------------------------------

-----------

(1) Based on a fiscal year end fair market value of the underlying securities equal to $1.937.

EMPLOYMENT   CONTRACTS,   TERMINATION  OF  EMPLOYMENT,   AND   CHANGE-IN-CONTROL
ARRANGEMENTS

     On January 21, 1999, Phillip O. Escaravage entered into an employment contract with Senesco for a term of three years, whereby the Company agreed to pay Mr. Escaravage a base salary of $55,200 per annum. On July 20, 1999, the Company's Board approved an increase in Mr. Escaravage's base salary to $75,000. The contract also provides for bonus payments at the sole discretion of the Board of Directors, four weeks paid vacation, life and health insurance, employee benefits on the same basis as made available to senior executives, and, under certain circumstances, a lump sum payment of 2.99 times his annual base salary if there is a change in control (as defined in his employment agreement). On January 10, 1999, Mr. Escaravage resigned as Chief Executive Officer, President and Treasurer of the Company and was duly appointed by the Company's Board of Directors as Vice Chairman of the Board of Directors. Mr. Escaravage's employment contract with the Company remains in full force and effect.

     On January 21, 1999, Sascha P. Fedyszyn entered into an employment contract with Senesco for a term of two years, whereby the Company agreed to pay Mr. Fedyszyn a base salary of $36,000 per annum. On July 20, 1999, the Company's Board approved an increase in Mr. Fedyszyn's base salary to $55,000. The contract also provides for bonus payments at the sole discretion of the Board of Directors, four weeks paid vacation, life and health insurance, employee benefits on the same basis as made available to senior executives, and, under certain circumstances, a lump sum payment of 2.99 times his annual base salary if there is a change in control (as defined in his employment agreement).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and stockholders who beneficially own more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act (collectively, the "Reporting Persons") to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to the Company's equity securities with the Securities and Exchange Commission (the "SEC"). All Reporting Persons are required by SEC regulation to furnish the Company with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a).

     Phillip O. Escaravage, a director and former officer of the Company, Thomas
C. Quick, a director of the Company and John E. Thompson, an officer and a beneficial owner of greater than 10% of the Company's Common Stock, were each one day late in filing with the Securities and Exchange Commission their Annual Statement of Changes in Beneficial Ownership on Form 5. In each case, such filing was for the disclosure of a grant by the Company to each of Messrs. Escaravage, Quick and Thompson of options to purchase 40,000 shares of the Company's Common Stock.

     Based solely on the Company's review of the copies of such forms received by the Company and upon written representations of the Company's Reporting Persons received by the Company, the Company believes that, except as described above, there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The Company's Common Stock is the only class of stock entitled to vote at the Meeting. Only stockholders of record as of the close of business on October 16, 2000 (the "Record Date") are entitled to receive notice of and to vote at the Meeting. As of the Record Date, there are approximately 351 holders of record of the Company's Common Stock, and the Company has outstanding 7,872,626 shares of its Common Stock, on a post-Stock Split adjusted basis, and each outstanding share is entitled to one (1) vote at the Meeting. The following table sets forth certain information, as of the Record Date, with respect to holdings of the Company's Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the total number of shares of Common Stock outstanding as of such date, (ii) each of the Company's directors (which includes all nominees), Named Executives and Chief Executive Officer, and
(iii) all directors and executive officers as a group.

                                                              Amount and Nature of          Percent
Name and Address of Beneficial Owner(1)                       Beneficial Ownership(2)       of Class(3)
------------------------------------   -                      --------------------          --------

(i)      Certain Beneficial Owners:

Michel A. Escaravage...................................            470,738(4)                  6.0
701 55 Blue Spring Drive
Waterloo, Ontario
Canada, N2J 4T3


(ii)   Directors (which includes all nominees), Named
       Executives and Chief Executive Officer:

Ruedi Stalder..........................................            106,667(5)                  1.3
Steven Katz............................................             91,040(6)                  1.2
Phillip O. Escaravage..................................          1,880,465(7)                 23.8
Christopher Forbes.....................................            384,374(8)                  4.9
Thomas C. Quick........................................             77,960(9)                  1.0
John E. Thompson, Ph.D.................................            890,000(10)                11.2
Sascha P. Fedyszyn ....................................             57,360(11)                   *
Richard J. Sirkin......................................              8,334(12)                   *

(iii)  All Directors and current executive officers as a
       group (8 persons).............................                3,496,200                42.9

-----------
*    Less than 1%

     (1) Unless otherwise provided, all addresses should be care of Senesco Technologies, Inc., 34 Chambers Street, Princeton, New Jersey 08542.

     (2) All shares of Common Stock and options to purchase Common Stock within 60 days after the Record Date are indicated on a post-Stock Split basis. Except as otherwise indicated, all shares are beneficially owned and sole investment and voting power is held by the persons named.

     (3) Applicable percentage of ownership is based on 7,872,626 shares of Common Stock outstanding, plus any Common Stock equivalents and options or warrants held by such holder which are presently or will become exercisable within 60 days after the Record Date, or an aggregate of 268,334 shares of Common Stock.

     (4) Michel A. Escaravage is the brother of Phillip O. Escaravage, the Company's Vice Chairman. Each brother disclaims beneficial ownership of each other's shares.

     (5) Includes 40,000 shares issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after the Record Date.

     (6) Includes 40,000 shares issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after the Record Date.

     (7) Includes 40,000 shares issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after the Record Date, and which are directly owned by Mr. Escaravage. Includes 1,840,465 shares held by The Umbrella Project, LLC (the "LLC"), of which Mr. Escaravage is the sole member of the LLC, and therefore, he is the indirect beneficial owner of such shares.

     (8) Includes 40,000 shares issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after the Record Date.

     (9) Includes 40,000 shares issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after the Record Date.

     (10) Includes 40,000 shares issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after the Record Date.

     (11) Includes 20,000 shares issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after the Record Date. Excludes 10,000 shares underlying options which become exercisable over time after such period.

     (12) Includes 8,334 shares issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after the Record Date. Excludes 16,666 shares underlying options which become exercisable over time after such period.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During the year ended June 30, 1999, Phillip O. Escaravage, a director, officer, and stockholder of the Company, paid expenses on the Company's behalf aggregating $85,179. These amounts were contributed by Mr. Escaravage as capital to the Company.

     In January 1999, the Company entered into an arrangement to sublease office space from The Umbrella Project, LLC, a company controlled by Phillip O. Escaravage, a director and stockholder of the Company. This sublease is for a monthly rental of approximately $5,500 and is on a month-to-month basis. The Company believes that this arrangement is on terms at least as favorable as the Company would have received from a third party.

     Effective September 1, 1998, the Company entered into a three-year research and development agreement with John E. Thompson, Ph.D., an officer and stockholder of the Company, and the University of Waterloo in Waterloo, Ontario, Canada (the "University"). Dr. Thompson is the Dean of the University. Dr. Thompson and the University will provide research and development under the direction of the Company. The agreement is renewable annually by the Company which has the right of termination upon 30 days' advance written notice. Total amounts due under the agreement for the three-year period shall be limited to CAN $825,000. Research and development expense under this agreement for the years ended June 30, 1999 and 2000 aggregated US $169,140 and US $300,492, respectively.

     Effective May 1, 1999, the Company entered into a consulting agreement for research and development with John E. Thompson, Ph.D., an officer and stockholder of the Company. This agreement provides for monthly payments of $3,000 through June 2001. The agreement shall be automatically renewable for two additional three-year terms, unless either of the parties provides the other with written notice within six months of the end of the term.

     Christopher Forbes, a director of the Company, is Vice Chairman of Forbes, Inc., which publishes Forbes Magazine. Forbes, Inc. has provided and will continue to provide the Company with advertising, introductions to strategic alliance partners and, from time to time, use of its office space, entertainment facilities and various other support services. The value of the past and future services are approximately $205,000. In recognition of the these past services and services to be provided in the future, the Board of Directors approved and granted to Forbes, Inc., a warrant to purchase 80,000 shares of Common Stock, on a post-Stock Split adjusted basis, at an exercise price of $3.50 per share, which was the fair market value of the Company's Common Stock. Such warrant vests as follows: 20,000 on the date of grant and 20,000 on each of the first, second and third anniversary of the date of grant.

     Steven Katz, a director and officer of the Company, has an informal arrangement to perform management consulting services for the Company. Mr. Katz received $177,151 and $238,995 for such services in Fiscal 1999 and Fiscal 2000, respectively.

     Alan B. Bennett, Ph.D., a member of the Company's Scientific Advisory Committee, entered into a consulting agreement with the Company, dated July 16, 1999, whereby Dr. Bennett provides consulting services in consideration for $5,400 per month. Dr. Bennett's consulting agreement with the Company expired on July 16, 2000. The Company is currently renegotiating a consulting agreement with Dr. Bennett for the continuation of his consulting services.

     Thomas C.  Quick,  a director  of the  Company,  participated  in a private placement (the "Lionheart Private Placement") of the Company's Common Stock pursuant to that certain Common Stock Purchase Agreement, dated May 21, 1999. In connection with the Lionheart Private Placement, Mr. Quick purchased 37,960 shares of the Company's Common Stock, on a post-Stock Split adjusted basis, at the same per share price and on the same terms and conditions as all other shares sold to unrelated third parties. Mr. Quick has certain registration rights with respect to such shares.

     Christopher Forbes, a director of the Company, participated in the Lionheart Private Placement of the Company's Common Stock pursuant to that certain Common Stock Purchase Agreement, dated May 21, 1999. In connection with the Lionheart Private Placement, Mr. Forbes purchased 303,676 shares of the Company's Common Stock on a post-Stock Split basis, at the same per share price and on the same terms and conditions as all other shares sold to unrelated third parties. Mr. Forbes has certain registration rights with respect to such shares.

     Christopher Forbes, a director of the Company, participated in a private placement (the "January Private Placement") of the Company's Common Stock pursuant to that certain Common Stock Purchase Agreement, dated January 26, 2000. In connection with the January Private Placement, Mr. Forbes purchased 17,436 shares of the Company's Common Stock on a post-Stock Split basis, at the same price per share and on the same terms and conditions as all other shares sold to unrelated third parties. Mr. Forbes has certain registration rights with respect to such shares.

     Phillip O. Escaravage, a director of the Company, participated in the January Private Placement of the Company's Common Stock pursuant to that certain Common Stock Purchase Agreement, dated January 31, 2000. In connection with the January Private Placement, Mr. Escaravage purchased 34,737 shares of the Company's Common Stock on a post-Stock Split basis, at the same price per share and on the same terms and conditions as all other shares sold to unrelated third parties. Mr. Escaravage has certain registration rights with respect to such shares.

     Ruedi Stalder, a director and officer of the Company participated in a private placement (the "Fahnestock Private Placement") of the Company's Common Stock pursuant to that certain Common Stock Purchase Agreement, dated May 31,
2000. In connection with the Fahnestock Private Placement, Mr. Stalder, purchased 66,667 shares of the Company's Common Stock, on a post-Stock Split basis, at the same price per share and on the same term and conditions as all other shares sold to unrelated third parties. Mr. Stalder has certain registration rights with respect to such shares.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has, subject to stockholder approval, retained Goldstein Golub Kessler LLP as independent auditors of the Company for the fiscal year ending June 30, 2001. Neither the firm nor any of its directors has any direct or indirect financial interest in or any connection with the Company in any capacity other than as auditors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GOLDSTEIN GOLUB KESSLER LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2001.

     One or more representatives of Goldstein Golub Kessler LLP is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

     For fiscal year ending June 30, 1999, the Company selected Goldstein Golub Kessler LLP to act as auditors for the Company and informed the prior auditors, Jones, Jensen & Company, LLC, of its decision. In connection with its audit for the period ended June 30, 1998 and thereafter, there were no disagreements with the prior auditors on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. The prior auditors' report on the Company's financial statements for the period ended June 30, 1998 contained no adverse opinion or disclaimer of opinion and was not modified or qualified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Board of Directors of the Company. Prior to retaining Goldstein Golub Kessler LLP, the Company had not consulted with Goldstein Golub Kessler LLP regarding accounting principles or the type of opinion that would be rendered on the Company's financial statements.

                             STOCKHOLDERS' PROPOSALS

     Stockholders who wish to submit proposals for inclusion in the Company's proxy statement and form of proxy relating to the 2001 Annual Meeting of Stockholders must advise the Secretary of the Company of such proposals in writing by June 28, 2001.

                                  OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                     GENERAL

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy
Statement, and the entire cost of such solicitation will be borne by the Company.

     In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

     Certain information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of the Company is based upon information received from the individual directors and officers.

     SENESCO TECHNOLOGIES, INC. WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS REPORT ON FORM 10-KSB FOR THE YEAR ENDED JUNE 30, 2000, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS STOCKHOLDERS OF RECORD ON OCTOBER 16, 2000 AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO THE SECRETARY OF THE COMPANY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

     PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE OR VIA THE INTERNET. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                            By Order of the Board of Directors



                                            /s/ Sascha P. Fedyszyn
                                            Secretary

Princeton, New Jersey
November 3, 2000

                           SENESCO TECHNOLOGIES, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby constitutes and appoints Reudi Stalder and Sascha P. Fedyszyn, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Senesco Technologies, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at The Nassau Inn at 10:00 A.M., local time, on November 30, 2000, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                        ANNUAL MEETING OF STOCKHOLDERS of

                           SENESCO TECHNOLOGIES, INC.

                                NOVEMBER 30, 2000

                            PROXY VOTING INSTRUCTIONS


TO VOTE BY MAIL
---------------
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY INTERNET
-------------------
Please access the web page at "WWW.VOTEPROXY.COM" and follow the on-screen Instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS                                 [                 ]

                 Please Detach and Mail in the Envelope Provided

A [X] Please mark your votes as indicated in this example.

1.   ELECTION OF DIRECTORS. (Mark one only)
                                               Nominees:   Phillip O. Escaravage
FOR all nominees listed to the right                       Christopher Forbes
(except as marked to the contrary below) | |               Steven Katz
                                                           Thomas C. Quick
VOTE WITHHELD from all nominees | |                        Ruedi Stalder

VOTE FOR all nominees listed at right, except vote withheld from the following nominee (if any).

-----------------------------------------------------


2. APPROVAL OF PROPOSAL TO RATIFY THE APPOINTMENT OF GOLDSTEIN GOLUB KESSLER LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 31, 2001.

          FOR  |   |              AGAINST  |   |                 ABSTAIN  |   |


3. In his discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

     THIS PROXY MUST BE SIGNED EXACTLY AS THE NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. IF THE SIGNER IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER, GIVING FULL TITLE AS SUCH. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

          I will  |   |          Attend the meeting       will not  |   |

Signature of Stockholder
                          ------------------------

Signature of Stockholder if held jointly
                                         ---------------------------

DATED:         , 2000
       ------

NOTE:Please sign exactly as your name appears on your stock certificates. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.